Exhibit 10.3

Execution Version

SECOND AMENDMENT AND

INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT

THIS SECOND AMENDMENT AND INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT, dated as of June 28, 2018 (this “Agreement”), is among BCI IV OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement (as hereinafter defined)) solely for purpose of Section VII hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Agent”), and each of the Lenders (as defined in the Credit Agreement and including, without limitation, Additional Lender (defined below)).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto and the Agent are parties to the Credit Agreement, dated as of September 18, 2017 (as amended by the First Amendment, dated as of January 19, 2018 (the “Existing Credit Agreement”), and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement.

WHEREAS, the Borrower has requested an increase in Revolving Commitments pursuant to Section 2.22 of the Credit Agreement (such increase in Revolving Commitments, the “Incremental Revolving Commitments”), and that the Agent and Lenders enter into this Agreement to amend the Existing Credit Agreement, in each such case,  as more particularly set forth herein and the Agent and Lenders have agreed to do so, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.             COMMITMENTS.  Each Lender hereby commits, severally, but not jointly, on the terms set forth in this Agreement to make the Incremental Revolving Commitments as set forth on Schedule A available to the Borrower on the Second Amendment Effective Date (defined below) subject to the conditions precedent set forth in Section 3 below. After giving effect to the Incremental Revolving Commitments, the aggregate Revolving Commitments shall be as set forth on Schedule B hereto.  Each Lender (i) confirms that it has received a copy of the Existing Credit Agreement, the other Loan Documents and the amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Existing Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

II.            AMENDMENTS.  Pursuant to Section 9.02 of the Existing Credit Agreement, the parties hereto agree that the Existing Credit Agreement is amended as follows:

A.                                    Section 6.11 (b) of the Existing Credit Agreement is hereby amended and restated in its entirety, as follows:

“(b)         Consolidated Fixed Charge Coverage Ratio.  Commencing on the Effective Date and prior to the first testing date described below in this Section 6.11(b), Borrower shall not permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.00 as of the last day of any fiscal quarter, unless, as of such date of determination, Borrower’s balance sheet as of each relevant quarter end shows that the amount of all Cash and Cash Equivalents plus the maximum amount available to be drawn hereunder is at least five percent (5%) of the average usage of the aggregate Commitments for such quarter.  Borrower shall not permit the Consolidated Fixed Charge Coverage Ratio to be less than (i) commencing on December 31, 2018 (the first testing date), 1.25 as of the last day of any fiscal quarter, (ii) commencing on March 31, 2019, not less than 1.35 as of the last day of any fiscal quarter, and (iii) commencing on March 31, 2020 and thereafter, 1.50 as of the last day of any fiscal quarter. In all cases, the Consolidated Fixed Charge Coverage Ratio shall be determined based on information for the most recent quarter annualized.”

B.                                    The Existing Credit Agreement is hereby amended to include as a new Section 5.01(h) the following:

“To the extent applicable, upon Administrative Agent’s or any Lender’s reasonable request from time to time, Borrower shall promptly deliver to Administrative Agent or such Lender, as applicable, a Beneficial Ownership Certification in relation to the Borrower.   As used in this paragraph, “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association and “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.”

III.          REPRESENTATIONS.  The Borrower, on its own behalf and on behalf of the other Loan Parties, makes, on the effective date of this Agreement, the representations and warranties in Article III of the Credit Agreement and the other Loan Documents, and confirms that such representations and warranties are true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Existing Credit Agreement.  Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

IV.          CONDITIONS TO EFFECTIVENESS.  This Agreement will become effective on the first date (the “Second Amendment Effective Date”) on which the following conditions are satisfied:

A.            The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, each Lender and the Agent.

B.            If so requested by the Additional Lender, the Agent shall have received  a Note made by Borrower and payable to the Additional Lender.

C.            The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

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D.            As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

E.            After giving effect to this Agreement, the Borrower is in compliance with the requirements of Section 2.22(a) of the Credit Agreement.

V.            TERMS GENERALLY.  Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Revolving Commitments and any Loan made using the Incremental Revolving Commitments (such Loans, the “Incremental Revolving Loans”) shall have the same terms as the initial Revolving Commitments and initial Revolving Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Revolving Commitments and initial Revolving Loans, as applicable.  Upon the occurrence of the Second Amendment Effective Date, the Incremental Revolving Commitments and any Incremental Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Revolving Commitments and Revolving Loans, respectively. The Agent shall take any and all action as may be reasonably necessary to ensure that the Incremental Revolving Commitments and the Incremental Revolving Loans are included in each repayment or commitment reduction, as applicable, of Revolving Commitments and Revolving Loans, as applicable, on a pro rata basis.  For avoidance of doubt, the Second Amendment Effective Date shall constitute the Increase Effective Date under the Credit Agreement for the purposes of the Incremental Revolving Commitments.

VI.          CREDIT AGREEMENT GOVERNS.  Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of each Lender to make (i) its Incremental Revolving Commitments available, in each case, on the Second Amendment Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section 3 above, and (ii) its portion of Incremental Revolving Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Revolving Loans.

VII.         CONFIRMATION OF GUARANTY AND PLEDGE AGREEMENT. Each Loan Party (a) confirms its obligations under the Guaranty or Subsidiary Guaranty, as applicable, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty or Subsidiary Guaranty, as applicable, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty or Subsidiary Guaranty, as applicable, (e) to the extent such Loan Party is a Pledgor, confirms its obligations under the Pledge Agreement and that its obligations in respect of the Credit Agreement as modified hereby are entitled to the benefits of the pledges set forth in the Pledge Agreement and (f) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty, Subsidiary Guaranty and Pledge Agreement, as applicable.  Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

VIII.       ADDITIONAL LENDER.  Agent, Borrower and Regions Bank, N.A. (together with its successors and permitted assigns, “Additional Lender”), agree that as of the Second Amendment Effective Date Additional Lender shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, including, without limitation, this Agreement.  The address of the Additional Lender for purposes of all notices and other communications under the Credit Agreement and the other Loan Documents is as set forth on the Administrative Questionnaire delivered by the Additional Lender to the Agent.

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IX.          MISCELLANEOUS.

A.            Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.            On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time.  This Agreement shall constitute a Loan Document.

C.            This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.            This Agreement shall be construed in accordance with and governed by the law of the State of New York.

E.            Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

F.             Borrower agrees that within forty five (45) days following the date hereof (as such date may be extended by the Administrative Agent in its reasonable discretion), Borrower shall deliver to Administrative Agent a fully executed copy of the Reaffirmation of Subordination attached hereto.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

BCI IV OPERATING PARTNERSHIP LP,
a Delaware limited partnership

By:	Black Creek Industrial REIT IV, Inc.,
a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Managing Director, Head of Debt Capital Markets

[BCI IV Operating Partnership LP — Second Amendment and

Incremental Revolving Commitment Assumption Agreement]

BLACK CREEK INDUSTRIAL REIT IV INC.,
a Maryland corporation

By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Managing Director, Head of Debt Capital Markets

[BCI IV Operating Partnership LP — Second Amendment and

Incremental Revolving Commitment Assumption Agreement]

BCI IV ONTARIO IC LP,
a Delaware limited partnership

By:	BCI IV Ontario IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Lainie P. Minnick
Name: Lainie P. Minnick
Title: Managing Director, Head of Debt Capital Markets

BCI IV MEDLEY IC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Managing Director, Head of Debt Capital Markets

BCI IV ONTARIO DC LP,
a Delaware limited partnership

By:	BCI IV Ontario DC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Managing Director, Head of Debt Capital Markets

[BCI IV Operating Partnership LP — Second Amendment and

Incremental Revolving Commitment Assumption Agreement]

BCI IV PARK 429 LOGISTICS CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Managing Director, Head of Debt Capital Markets

BCI IV PESCADERO DC LP,
a Delaware limited partnership

By:	BCI IV Pescadero DC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Managing Director, Head of Debt Capital Markets

BCI IV GOTHARD IC LP,
a Delaware limited partnership

By:	BCI IV Gothard IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

	By:	/s/ Lainie P. Minnick
	Name:	Lainie P. Minnick
	Title:	Managing Director, Head of Debt Capital Markets

[BCI IV Operating Partnership LP — Second Amendment and

Incremental Revolving Commitment Assumption Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By	/s/ Kevin A. Stacker
	Name:	Kevin A. Stacker
	Title:	Senior Vice President

[BCI IV Operating Partnership LP — Second Amendment and

Incremental Revolving Commitment Assumption Agreement]

BANK OF AMERICA, N.A., as a Lender

By	/s/ Alicia Wakely
	Name:	Alicia Wakely
	Title:	Vice President

[BCI IV Operating Partnership LP — Second Amendment and

Incremental Revolving Commitment Assumption Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Benjamin Kuruvila
	Name:	Benjamin Kuruvila
	Title:	Vice President

[BCI IV Operating Partnership LP — Second Amendment and

Incremental Revolving Commitment Assumption Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By	/s/ Ryan M. Dempsey
	Name:	Ryan M. Dempsey
	Title:	Authorized Officer

[BCI IV Operating Partnership LP —Second Amendment and

Incremental Revolving Commitment Assumption Agreement - Reaffirmation of Subordination Agreement]

REGIONS BANK, N.A., as a Lender

By	/s/ Ghi S. Gavin
	Name:	Ghi S. Gavin
	Title:	Senior Vice President

[BCI IV Operating Partnership LP — Second Amendment and

Incremental Revolving Commitment Assumption Agreement]